SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2010

TRAILER BRIDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22837	13-3617986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10405 New Berlin Road East Jacksonville, Florida		32226
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904) 751-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 11, 2010, Trailer Bridge, Inc. issued a press release regarding its unaudited financial results for the second quarter ended June 30, 2010. The text of the press release is attached as Exhibit 99.1.

ITEM 9.01	EXHIBITS.

(d):    99.1    Text of the press release of Trailer Bridge, Inc. issued August 11, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAILER BRIDGE, INC.

Date: August 12, 2010,	By:	/s/ William G. Gotimer, Jr.
William G. Gotimer, Jr.
Executive Vice President and General Counsel

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